LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED SEPTEMBER 3, 2008

TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following disclosure is added to the list of non-fundamental policies which appears in the Statement of Additional Information (“SAI”) of each fund.

The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1) of the 1940 Act.

Fund Name	Date of Current SAI
Legg Mason Partners Equity Trust
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund	November 7, 2007
Legg Mason Partners Appreciation Fund	April 28, 2008
Legg Mason Partners Emerging Markets Equity Fund	February 20, 2008
Legg Mason Partners Small Cap Value Fund	January 29, 2008
Legg Mason Partners U.S. Large Cap Equity Fund	April 28, 2008

Legg Mason Partners Income Trust
Western Asset Emerging Markets Debt Portfolio	June 11, 2008

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